SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           FLORIDAFIRST BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Florida                                             59-3662010
-----------------------------                              ---------------------
     (State of Incorporation                               (IRS Employer
          or Organization)                                 Identification No.)


205 East Orange Street, Lakeland, Florida                        33801-4611
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(Address of Principal Executive Offices)                         (Zip Code)

If this form relates to the registration of a class of      If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act    securities pursuant to Section  12(g) of the Exchange Act
and is effective pursuant to General Instruction A.(c),     and is effective pursuant to General Instruction A.(d),
please check the following box.|_|                          please check the following box.|X|
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Securities  Act  registration  statement file number to which this form relates:
333-45150

Securities to be registered pursuant to Section 12(b) of the Act:


Title of Each Class                            Name of Each Exchange on Which
To be so Registered                            Each Class is to be Registered
-------------------                            ---------------------------------
None                                                         N/A


Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.10 per share
---------------------------------------
          (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
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Item 1.  Description of Registrant's Securities to be Registered

The  information  set forth under the captions  "Restrictions  on Acquisition of
FloridaFirst Bancorp, Inc." and "Description of Capital Stock" in the Prospectus
included in Part I of the Registration  Statement on Form S-1 of the registrant, originally  filed with the  Securities  and Exchange  Commission on September 5,
2000 (File No. 333-45150), is incorporated by reference in response to this Item
1.  Information  set forth under the captions  "Restrictions  on  Acquisition of
FloridaFirst  Bancorp,  Inc." and  "Description of Capital Stock" contained in a prospectus  relating to SEC File No.  333-45150  and  subsequently  filed by the
registrant   pursuant  to  17  C.F.R.   ss.230.424(b)  shall  be  deemed  to  be
incorporated by reference into this registration statement.


Item 2.  Exhibits

3(i)     Articles of Incorporation of FloridaFirst Bancorp, Inc.*

3(ii)    Bylaws of FloridaFirst Bancorp, Inc.*

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*    Incorporated   herein  by   reference   to  Exhibits   3(i)   (Articles  of
     Incorporation)  and  3(ii)  (Bylaws)  to  the  Registration   Statement  of
     FloridaFirst  Bancorp,  Inc.   (Registration  No.  333-45150),   which  was
     originally  filed with the Securities and Exchange  Commission on September
     5, 2000.

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                                    SIGNATURE


         Pursuant to the  requirements of Section 12 of the Securities  Exchange
Act of 1934,  as amended,  the  registrant  has duly  caused  this  Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    FLORIDAFIRST BANCORP, INC.



Date: December 19, 2000              By:  /s/Kerry P. Charlet
                                       -----------------------------------------
                                         Kerry P. Charlet
                                         Senior Vice President and
                                           Chief Financial Officer